POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ Wilfred O. Uhl
                                       _________________________
                                       Wilfred O. Uhl

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Bernard S. Berman
                                       _________________________
                                       Bernard S. Berman

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Robert P. Quinn
                                       _________________________
                                       Robert P. Quinn

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Edward C. Bessey
                                       _________________________
                                       Edward C. Bessey

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Robert M. McLane
                                       _________________________
                                       Robert M. McLane

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ William M. Jackson
                                       _________________________
                                       William M. Jackson

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ Susan J. Kropf
                                       _________________________
                                       Susan J. Kropf

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ Jules Zimmerman
                                       _________________________
                                       Jules Zimmerman

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ Edward C. Schmults
                                       _________________________
                                       Edward C. Schmults

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Dan F. Huebner
                                       _________________________
                                       Dan F. Huebner

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.



                                       /s/ Robert Vizza
                                       _________________________
                                       Robert Vizza

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Charles B. McQuade
                                       _________________________
                                       Charles B. McQuade

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Alvin N. Puryear
                                       _________________________
                                       Alvin N. Puryear

                        POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of GreenPoint Financial Corp., a Delaware corporation (the "Company"), hereby constitutes and appoints Thomas S. Johnson and Howard C. Bluver, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1997.




                                       /s/ Thomas S. Johnson
                                       _________________________
                                       Thomas S. Johnson